                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 3, 2002
                                                           ------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                    333-00643               22-3213714
          ----------                    ---------               ----------

  (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
        of incorporation)                                 Identification Number)

 1000 Boardwalk
Atlantic City, New Jersey                                           08401
-------------------------                                           -----

(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-00643-02            22-3418939
          --------                      ------------            -----------

  (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
        of incorporation)                                 Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                           08401
-------------------------                                           -----

(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-43979-03            22-3550202
          --------                      ------------            ----------

  (State or other jurisdiction (Commission File Number)     (I.R.S. Employer
        of incorporation)                               Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                           08401
-------------------------                                           -----

(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                            --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      333-43975-03            22-3550203
          --------                      ------------            ----------

  (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
        of incorporation)                                 Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                           08401
-------------------------                                           -----


(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     Dismissal of Previous Independent Accountants.

        (i) On June 3, 2002, each of (a) Trump Hotels & Casino Resorts, Inc., or THCR, and Trump Hotels & Casino Resorts Holdings, L.P., or THCR Holdings, (b) Trump Atlantic City Associates, or Trump AC,
               (c) Trump's Castle Associates, L.P., or Trump's Castle, and their respective subsidiaries, collectively, the Company, dismissed Arthur Andersen LLP, or Andersen, as its independent public accountants. THCR's Audit Committee and Board of Directors and Trump's Castle's Board of Partner Representatives participated in and approved the decision to dismiss Andersen.

        (ii) The reports of Andersen on the financial statements of (a) THCR and THCR Holdings, (b) Trump AC and (c) Trump's Castle for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) During the two most recent fiscal years and through June 3, 2002, there have been no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on the Company's financial statements for such periods.

        (iv) During the two most recent fiscal years and through June 3, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933).

        (v) At the request of the Company, Andersen furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated June 3, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)     Engagement of New Independent Accountants.

        (i) The Company has engaged Ernst & Young LLP, or E&Y, as its new independent accountants as of June 3, 2002. During the two most recent fiscal years and through June 3, 2002, the Company has not consulted with E&Y regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

ITEM 5.        OTHER EVENTS.

        Filed herewith, as Exhibit 99.1, is a News Release, dated June 3, 2002, of Trump Hotels & Casino Resorts, Inc.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               16.1 Letter, dated June 3, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

               99.1 News Release, dated June 3, 2002, of Trump Hotels & Casino Resorts, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRUMP ATLANTIC CITY ASSOCIATES
                                    By: Trump Atlantic City Holding, Inc.,
                                          It's Managing General Partner

Date: June 4, 2002                  By:   /s/ JOHN P. BURKE
                                          ---------------------------------
                                    Name:  John P. Burke
                                    Title: Vice President and Treasurer

                                    TRUMP ATLANTIC CITY FUNDING, INC.

Date: June 4, 2002                  By:   /s/ JOHN P. BURKE
                                          ---------------------------------
                                    Name:  John P. Burke
                                    Title: Treasurer

                                    TRUMP ATLANTIC CITY FUNDING II, INC.

Date: June 4, 2002                  By:   /s/ JOHN P. BURKE
                                          ---------------------------------
                                    Name:  John P. Burke
                                    Title: Treasurer

                                    TRUMP ATLANTIC CITY FUNDING III, INC.

Date: June 4, 2002                  By:   /s/ JOHN P. BURKE
                                          ---------------------------------
                                    Name:  John P. Burke
                                    Title: Treasurer

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                                  EXHIBIT INDEX

Exhibit No.    Description                                            Page No.
-----------    -----------                                            --------

16.1 Letter, dated June 3, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.


99.1           News Release, dated June 3, 2002, of Trump Hotels &
               Casino Resorts, Inc.